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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 13, 2005

                            (Date of report; date of
                            earliest event reported)

                         Commission file number: 1-3754

                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                 38-0572512
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)








Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  8.01  Other Events

On January 13, 2005, General Motors Acceptance Corporation (GMAC) issued a press release announcing that it's considering a new structure for Residential Mortgage Operations. The press release is attached hereto as an exhibit.

Item 9.01  Financial Statements and Exhibits

Exhibit           Description             Method of Filing
----------------------------------------------------------
99.1        Press Release                 Filed herewith.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL MOTORS ACCEPTANCE CORPORATION
                                    -------------------------------------
                                    (Registrant)




Dated:   January 13, 2005           /s/ SANJIV KHATTRI
                                    ------------------
                                    Sanjiv Khattri
                                    Executive Vice President,
                                    Chief Financial Officer and Director



Dated:   January 13, 2005           /s/ LINDA K. Zukauckas
                                    ----------------------
                                    Linda K. Zukauckas
                                    Vice President and Corporate Controller